U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 29, 2003
                                                          --------------

                                 ASPENBIO, INC.
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               (Exact Name of Registrant as Specified in Charter)


     Commission file number:  0-50019
                              -------

         Colorado
(State or other jurisdiction                             84-1553387
of incorporation or organization)           (I.R.S. Employer Identification No.)
---------------------------------           ------------------------------------

 1585 S. Perry Street, Castle Rock, CO                                  80104
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(Address of principal executive offices)                              (Zip Code)


                                 (303) 794-2000
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                             Registrant's telephone
                           number, including area code

                                 AspenBio, Inc.

                    Information to be Included In the Report

Item 5. Other Events and Regulation FD Disclosure.

     On March 31, 2003, the Company issued a news release, a copy of which is attached hereto as Exhibit 99.1, regarding the Distribution Agreement the Company entered into with Merial Limited. Merial Limited is a joint venture between Merck and Adventis. The Company has granted Merial exclusive rights to market and distribute the Company's test for determining the early pregnancy status of dairy and beef cattle.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     10.21 Distribution Agreement between AspenBio, Inc. and Merial Limited, dated March 29, 2003.*

      99.1     News Release, dated March 31, 2003.

       * Portions of Exhibit 10.21 have been omitted from the publicly filed copy and have been filed separately with the Secretary of the Commission pursuant to a request for confidential treatment.


                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                         AspenBio, Inc.
                                                         (Registrant)


Date: April 7, 2003                                      /s/ Roger D. Hurst
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                                                         Roger D. Hurst
                                                         President